CONVERTED ORGANICS ANNOUNCES            THE SEPARATION OF
REMAINING OUTSTANDING UNITS

BOSTON, February 1, 2010 (BUSINESS WIRE) — Converted Organics Inc. (NASDAQ:COIN) announced today that, effective February 16, 2010, the Company will voluntarily remove its Units from listing on the NASDAQ Capital Market. The Units currently trade under the symbol “COINU.” Each Unit consists of one share of common stock and one Class H warrant. The Class H warrant entitles the holder to purchase one share of common stock at a price of $1.30 per share, and will expire on October 14, 2014. As a result of the delisting, beginning February 16, 2010, the Units will no longer trade under the symbol “COINU” and for each Unit held, the shareholder’s account will reflect ownership of one share of common stock and one Class H warrant. The common stock and the Class H warrants trade on the NASDAQ Capital Market under the symbols “COIN” and “COINW,” respectively.

The Company has chosen to delist the Unit to benefit investors who have reported being faced with fees when they have attempted to convert the Unit themselves. To save investors from potential charges, Converted Organics has chosen to effect the delisting of the Unit thereby separating the security into its component parts of one share of common stock and one Class H warrant.

The Units were originally issued through the Company’s secondary public offering in October 2009. A registration statement relating to these securities was declared effective by the Securities and Exchange Commission on October 14, 2009. The offering was made by the Company only by means of a written prospectus forming part of the effective registration statement. Copies of the final prospectus relating to the offering may be obtained from the offices of Chardan Capital Markets, LLC at 17 State Street, New York, NY, 10004.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

About Converted Organics Inc.

Converted Organics (NASDAQ: COIN, www.convertedorganics.com), based in Boston, MA, is dedicated to producing high-quality, all-natural, organic fertilizer products through food waste recycling.

This press release contains forward-looking statements that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. In some cases, you may identify forward-looking statements by words such as “may,” “should,” “plan,” “intend,” “potential,” “continue,” “believe,” “expect,” “predict,” “anticipate” and “estimate,” the negative of these words or other comparable words. These statements are only predictions. One should not place undue reliance on these forward-looking statements. The forward-looking statements are qualified by their terms and/or important factors, many of which are outside the company’s control, involve a number of risks, uncertainties and other factors that could cause actual results and events to differ materially from the statements made. The forward-looking statements are based on the company’s beliefs, assumptions and expectations of our future performance, taking into account information currently available to the company. These beliefs, assumptions and expectations can change as a result of many possible events or factors, including those events and factors, not all of which are known to the company, described in the “Risk Factors” section in the company’s most recently filed annual report on Form 10-K, as updated in the company’s quarterly reports on Form 10-Q filed since the annual report and most recently in the registration statement filed in relation to this offering. Neither the company nor any other person assumes responsibility for the accuracy or completeness of these statements. The company will update the information in this press release only to the extent required under applicable securities laws. If a change occurs, the company’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the aforementioned forward-looking statements.

COIN-G INVESTOR CONTACT:	PUBLIC RELATIONS CONTACT:
Jim Blackman PR Financial Marketing 713-256-0369 jim@prfmonline.com	Pat Fiaschetti Sterling Communications 908-996-7945 sterling.pf@att.net

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